PROVISIONS	12 Months Ended
Dec. 31, 2022
PROVISIONS
PROVISIONS

NOTE 19 – PROVISIONS

Telecom and its subsidiaries are party to several civil, tax, commercial, labor and regulatory proceedings and claims that have arisen in the ordinary course of business. In order to determine the proper level of provisions for these contingencies, the Company’s Management, based on the opinion of its legal counsel, assesses the likelihood of any adverse judgments or outcomes related to these matters as well as the range of probable losses that may result from the potential outcomes. A determination of the amount of provisions required, if any, is made after careful analysis of each individual case.

The determination made by the Company’s Management of the required provisions may change in the future due to, among other reasons, new developments or unknown facts at the time of the evaluation of the claims or changes as a matter of law or legal interpretation.

The evolution of provisions as of December 31, 2022 and 2021 is as follows:

		Additions				RECPAM and	Balances
	Balances as					currency	as of
	of December 31,	Capital	Interest		Payments	translation	December 31,
	2021	(i)	(ii)	Reclassifications		adjustments	2022
Current
Provisions	4,180	7,751	—	6,668	(15,701)	(264)	2,634
Total current provisions	4,180	7,751	—	6,668	(15,701)	(264)	2,634
Non-Current
Provisions	11,901	4,150	1,897	(6,668)	—	(4,774)	6,506
Asset retirement obligations	6,749	1,078	—	—	—	(2,679)	5,148
Total non-current provisions	18,650	5,228	1,897	(6,668)	—	(7,453)	11,654

Total provisions	22,830	12,979	1,897	—	(15,701)	(7,717)	14,288

		Additions				RECPAM and	Balances
	Balances as					currency	as of
	of December	Capital	Interest		Payments	translation	December
	31, 2020	(iii)	(ii)	Reclassifications		adjustments	30, 2021
Current
Provisions	4,755	11,477	—	4,710	(15,809)	(953)	4,180
Total current provisions	4,755	11,477	—	4,710	(15,809)	(953)	4,180

Non- Current
Provisions	13,172	3,904	2,795	(4,710)	—	(3,260)	11,901
Asset retirement obligations	8,768	1,090	390	—	—	(3,499)	6,749
Total non-current provisions	21,940	4,994	3,185	(4,710)	—	(6,759)	18,650

Total provisions	26,695	16,471	3,185	—	(15,809)	(7,712)	22,830

(i)$11,892 charged to other operating expenses, $9 charged to other receivables and $1,078 charged to Right of use assets.

(ii)Charged to other financial results, net - Other interests, net and other investments results.

(iii)$15,381 charged to Other operating expenses and $1,090 charged to Right of use assets

1.     Probable Contingent liabilities

Below is a summary of the most significant claims and legal actions for which the Company, based on the advice of its legal counsel and the judicial background for each claim, has recorded provisions:

a)   Profit sharing bonds

Various legal actions are brought, mainly by former employees of the Company against the Argentine government and Telecom Argentina, requesting that Decree No. 395/92 – which expressly exempted Telefónica and the Company from issuing the profit-sharing bonds provided in Law No. 23,696 – be struck down as unconstitutional. The plaintiffs also claim the compensation for damages they suffered because such bonds have not been issued.

In August 2008, the Supreme Court of Justice found Decree No. 395/92 unconstitutional when resolving a similar case against Telefónica.

Following the Supreme Court of Justice’s decision on this matter, several Courts of Appeals have ruled that Decree No. 395/92 is unconstitutional. As a result, in the opinion of Telecom Argentina’s counsel, there is an increased probability that the Company will have to face certain contingencies, notwithstanding the reimbursement right to which Telecom Argentina would be entitled against the National Government.

The Supreme Court of Justice’s decision not only found the above-mentioned Decree unconstitutional, but also ordered that the proceedings be remanded to the court of origin so that such court shall decide which defendant must pay —the licensee and/or the Argentine government— and set the parameters that are to be taken into account in order to quantify the remedies requested (percent of profit sharing, statute of limitations criteria, distribution method between the program beneficiaries, etc). There are no uniform criteria among the Courts in relation to each of these concepts.

On June 9, 2015, in re “Ramollino Silvana c/Telecom Argentina S.A.”, the Supreme Court of Justice ruled that the profit-sharing bonds do not apply to employees who joined the Company after November 8, 1990 and who were not members of the PPP.

This judicial precedent is consistent with the criterion followed by the Company for estimating provisions for these claims, based on the advice of its legal counsel, which considered remote the chances of paying compensation to employees who were not included in the PPP.

Statute of limitations criteria applied to claims: Supreme Court of Justice ruling “Dominguez v. Telefónica de Argentina S.A.”

In December 2013, the Supreme Court of Justice rendered a decision on a case similar to the above-referred legal actions, “Domínguez v. Telefónica de Argentina S.A.” In said case, the Supreme Court of Justice overturned a lower court ruling which had barred the claim as having exceeded the applicable statute of limitations because ten years had passed since the issuance of Decree No. 395/92.

The Supreme Court of Justice’s decision states that the Court of Appeals on Federal Civil and Commercial Matters must hear the case again to consider statute of limitations arguments raised by the appellants that, in the opinion of the Supreme Court of Justice, were not considered by the lower court and are relevant to the resolution of the case.

On December 30, 2021, the Court of Appeals on Federal Civil and Commercial Matters issued a decision in plenary session, whereby it acknowledged, interpreting the doctrine developed by the Supreme Court of Justice in its ruling, that the statute of limitations must be applied periodically –as from the date of each balance sheet- but limited to five years, applying the specific regulations on the statute of limitations for periodical liabilities.

Criteria for determining the relevant profit to calculate compensation: ruling of the Court of Appeals on Federal Civil and Commercial Matters in Plenary Session “Parota c/ Estado Nacional y Telefónica de Argentina S.A.”

On February 27, 2014, the Court of Appeals on Federal Civil and Commercial Matters issued its decision in plenary session in the case “Parota, César c/ Estado Nacional”, as a result of a claim filed against Telefónica. In its ruling, the Court held “that the amount of profit-sharing bonds corresponding to former employees of Telefónica de Argentina should be calculated based on the taxable income of Telefónica de Argentina S.A. on which the income tax liability is to be assessed”.

The Court stated that “it is necessary to clarify that “taxable income” (pre-tax income) means the amount of income subject to the income tax that the company must pay, which generally means gross income, including all revenue obtained during the fiscal year (including contingent or extraordinary revenue), minus all ordinary and extraordinary expenses accrued during such fiscal year.”

Federación Argentina de las Telecomunicaciones and Other v. Telecom Argentina S.A. on profit-sharing

In June 2013, the Company was served notice of the claim entitled “Federación Argentina de las Telecomunicaciones and Other v. Telecom Argentina S.A. on profit sharing.” The lawsuit was filed by four unions claiming the issuance of profit-sharing bonds (hereinafter “the bonds”) for future periods and for periods for which the statute of limitations is not expired. To enforce this claim, the plaintiffs have requested that the court declare that Decree No. 395/92 is unconstitutional.

This collective lawsuit is for an unspecified amount. The plaintiffs presented the criteria that should be applied for the determination of the percentage of participation in the Company’s profit. The lawsuit requiring the issuance of a profit-sharing bond represents an obligation with potential future economic impact for the Company.

The Company filed its response to the claim, arguing that labor courts lack jurisdiction over the matter. In October 2013, the judge rejected the lack of jurisdiction plea, established a ten-year period as statute of limitation and deferred ruling on the defenses of res judicata, lis pendens and on the third-party citation required after a hearing is held by the court. Telecom appealed the judge’s ruling.

In December 2013, the hearing took place and the intervening court deferred its decision on the defense filed by the Company on the basis of the application of statutes of limitations to the moment of the final ruling, among other matters. It also ordered the plaintiff to provide evidence on the mandates granted by each individual to bring the claim against Telecom and suspended the proceeding until such evidence is filed with the court. The plaintiff appealed the decision and the judge deferred this issue to the time of sentencing.

In December 2017, the Court of First Instance dismissed the claim on the grounds that the claimant lacks standing because the claim is individual and not collective. The claimant filed an appeal, which is pending before Chamber VII of the Court of Appeals. In June 2019, the Court of Appeals revoked the decision rendered by the Court of First Instance, returned the file, and ordered discovery proceedings.

The Company, based on the advice of its legal counsel, believes that there are strong arguments to defend its position in this claim, based, among other things, on the application of the statutes of limitations to the claim relating to the unconstitutionality of Decree No. 395/92, the lack of active legal standing for a collective claim relating to the issuance of bonds —due to the existence of individual claims— in addition to arguments based on plaintiff’s lack of active legal standing.

b)   Claims filed by former sales representatives of Personal and Nextel

Former sales representatives of Personal and Nextel brought legal actions for alleged improper termination of their contracts and have submitted claims for payment of different items, such as commission differences, value of the customers’ portfolio and lost profit, among other matters. The Company’s Management believes, based on the advice of its legal counsel, that certain items included in these claims should be dismissed, while other items could be admitted by the court, albeit for amounts that are lower than those claimed. As of the date of issuance of these consolidated financial statements, some legal actions are in the discovery phase and with expert opinions in progress.

c)   Task Solutions v. Telecom Personal S.A. on Ordinary proceeding and Task Solutions v. Telecom Argentina S.A. on Ordinary proceeding

Task Solutions S.A., a company devoted to providing contact centers, brought claims against Telecom Argentina and Telecom Personal, claiming damages that it alleges to have suffered during the contractual relationship with those companies, as well as for the failure to renew those contracts at the end of their term. Task Solution S.A. argues that the only contractual relationship it had was the one with the defendants and the failure to renew such contract caused its insolvency. In August 2018, the Company answered the claims rejecting the compensation claimed and requesting that the punitive damages claimed be declared unconstitutional.

The Company counterclaimed for labor items already paid to third parties. In addition, it filed a claim for any amounts that it may eventually have to pay in this regard in the future. That estimate could vary according to the evidence submitted in connection therewith.

In December 2018, Task Solutions was declared bankrupt.

During this fiscal year, the case was dismissed in the first instance due to failure to prosecute within the legal time limits, and it is currently pending resolution by the Court of Appeals.

Based on the advice of its legal counsel, the Company’s Management believes to have strong arguments for its defense.

d)   Sanctions Imposed by the Regulator

The Company is subject to various sanction procedures, in most cases promoted by the Regulatory Authority, for delays in repairs and service installations to fixed-line customers.

2.     Possible Contingencies

In addition to the possible contingencies related to regulatory matters described in Note 2.d), the following is a summary of the most significant claims and legal actions for which the Company’s Management did not set up any provision, although the final outcome of these lawsuits cannot be assured.

a)     Radioelectric Spectrum Fees

In October 2016, Personal modified the criteria used for the statement of some of its commercial plans (“Abono fijo”) for purposes of paying the radioelectric spectrum fees (derecho de uso de espectro radioeléctrico or “DER”), taking into account certain changes in such plans’ composition. This meant a reduction in the amount of fees paid by Personal.

In March 2017, the ENACOM demanded Personal to rectify its statements corresponding to October 2016, requiring that such plans’ statements continue to be prepared based on the previous criteria. The ENACOM issued a similar order in September 2018 for the subsequent periods. The Company’s Management believes that it has solid legal arguments to defend its position. Such arguments were actually confirmed in the recitals of Resolution ENACOM No. 840/18. Therefore, Telecom filed the corresponding administrative responses.

In August 2017, Personal received the notice of charge for the differences in the amounts owed in connection with the payment made in October 2016. Notwithstanding the grounds disclosed in its response, in April 2019, ENACOM imposed a sanction on the Company due to the non-compliance alleged for that period. The Company filed the corresponding administrative response. However, the company cannot assure that its arguments will be accepted by the ENACOM.

The difference resulting from both criteria since October 2016 is of approximately $717 plus interest as of December 31, 2022.

On February 27, 2018, ENACOM Resolutions Nos. 840/18 and 1,196/18 were published in the Official Gazette. Through these Resolutions, the ENACOM updated the value of the Radioelectric Spectrum Fee per Unit and, in addition, established a new regime for mobile communication services, which substantially increased the amounts to be paid for such service.

Telecom filed the restated returns for March and April 2018 (due in April and May 2018) and paid (under protest) the corresponding amounts. It also started to comply, as from September 2018, with the filing and payment (under protest) of the corresponding returns.

b)    “Consumidores Financieros Asociación Civil para su Defensa” claim

In November 2011, Personal was notified of a lawsuit filed by the “Consumidores Financieros Asociación Civil para su Defensa” claiming that Personal made allegedly abusive charges to its customers by implementing per-minute billing and setting an expiration date for prepaid telecommunication cards.

Personal rejected the claim, with emphasis on the regulatory framework that explicitly endorses its practices, now challenged by the plaintiff in disregard of such regulations.

The proceeding is now in the discovery stage. However, the judge has ordered the accumulation of this claim with two other similar claims against Telefónica Móviles Argentina S.A. and América Móvil S.A..Therefore, the three legal actions will continue within the Federal Civil and Commercial Court No. 9.

The plaintiffs are seeking damages for an unspecified amount. While the Company believes there are strong defenses that should result in a dismissal of the claim, in the absence of judicial precedents on the matter, the Company’s Management (with the advice of its legal counsel) has classified the claim as possible until a judgment is rendered.

c)    Proceedings related to value added services - Mobile contents

In October 2015, Personal was notified of a claim brought by the consumer association “Cruzada Cívica para la defensa de los consumidores y usuarios de Servicios públicos”.

The plaintiff’s claim relates to the manner in which content and trivia games are contracted, requesting the application of punitive damages to Personal.

As of the date of these consolidated financial statements, this claim for an unspecified amount is in its preliminary stages because notice of the claim has not been served on all interested parties.

Based on the advice of its legal counsel, the Company’s Management believes to have strong arguments for its defense. However, given the absence of any case law, the final outcome of these claims cannot be assured.

d)    “Asociación por la Defensa de Usuarios y Consumidores vs. Telecom Personal S.A.” claim

In 2008, the “Asociación por la Defensa de Usuarios y Consumidores” sued Personal, seeking damages for an unspecified amount, in connection with the billing of calls to the automatic answering machine and the collection system called “send to end”, in collective representation of an undetermined number of Personal customers. The court has to render judgment on this claim.

In 2015, the Company learned of an adverse court ruling in a similar lawsuit, promoted by the same consumers association against another mobile operator. The court has to render judgment on this claim.

Based on the advice of its legal counsel, the Company’s Management believes to have strong arguments for its defense. However, the final outcome of this claim cannot be assured.

e)     Claims filed by unions in connection with union contributions

The unions FOEESITRA, SITRATEL, SILUJANTEL, SOEESIT, FOETRA, SUTTACH, and the Union of Telephone Workers and Employees of Tucumán brought seven legal actions against Telecom claiming unpaid union contributions set forth in their respective collective bargaining agreements, corresponding to employees of third-party companies that provide services to the Company, for a 5-year term for which the statute of limitations has not expired, plus damages caused by the failure to pay said contributions. The items claimed are “Fondo Especial” (special fund) and “Contribución Solidaria” (solidarity contribution).

The above-mentioned unions argue that Telecom is jointly and severally liable for the payment of the above-mentioned contributions. Telecom answered all the claims.

In the action brought by FOEESITRA, the judge of first instance rejected the summons to third parties made by Telecom. An appeal has been filed against that decision.

In the action brought by FOETRA, the Court of Appeals revoked the decision rendered by the court of first instance that had declared the incompetence. The judge of first instance must render a decision on the exceptions filed by Telecom

The other claims have been suspended at the request of the parties.

The unions are seeking damages for an unspecified amount.

Even though the Company’s Management believes that there are sound grounds for the favorable resolution of these claims, given the lack of judicial precedents, the final outcome of these claims cannot be assured.

f)     Asociación por la Defensa de Usuarios y Consumidores v. Cablevisión on expedited summary proceeding

In November 2018, the Company was served notice of a claim brought by Asociación por la Defensa de Usuarios y Consumidores. The Claimant requested that the defendant: 1) cease its practice of preventing customers from terminating Internet and cable television services when customers request such termination; 2) reimburse to each user the amounts collected for the period of five years and until the date on which the defendant ceases the above-mentioned practice; and 3) pay punitive damages for each of the affected customers.

In December 2018, the Company filed a response, alleging the application of statutes of limitation (two-year term) as well as the lack of standing of the Association to file the lawsuit. It requested that the claim be rejected in its entirety, and that the legal costs be borne by the plaintiff.

The plaintiffs are seeking damages for an unspecified amount.

Based on the advice of its legal counsel, the Company believes to have strong arguments for its defense. However, the final outcome of this claim cannot be assured.

g)    Claim “Unión de Usuarios y Consumidores and Other v. Telecom Argentina S.A.”

On September 3, 2019, Telecom was served notice of a class action brought by “Unión de Usuarios y Consumidores” and “Consumidores Libres Cooperativa Ltda. De Provisión de Servicios de Acción Comunitaria”, pending before the Commercial Court of First Instance No. 9, Clerk’s Office No. 17, for an unspecified amount.

Claimants seek to obtain an order against the Company for the reimbursement of the price increases collected from its subscribers in September and October 2018 and in January 2019 and of any price increase that may be collected for the duration of the proceedings (for services provided under the brands Cablevisión and Fibertel), plus interest accrued until the effective reimbursement date. Claimants allege that the defendant infringed certain provisions set forth under the General Rules Governing ICT Services Customers and Law No. 24,240 related to the terms and form of notice to subscribers of changes in the prices of such services.

Based on the advice of its legal counsel, the Company believes to have strong arguments for its defense. However, the final outcome of this claim cannot be assured.

h)    Resolution No. 50/10 et seq. issued by the Secretaría de Comercio Interior de la Nación (Secretariat of Domestic Trade or “SCI”)

SCI Resolution No. 50/10 approved certain rules for the sale of pay television services. These rules provide that cable television operators must apply a formula to calculate their monthly basic subscription prices. The price arising from the application of the formula was to be informed to the Office of Business Loyalty (Dirección de Lealtad Comercial). Cable television operators must adjust such amount semi-annually and inform the result of such adjustment to said Office. The Company filed an administrative appeal against Resolution No. 50/10 requesting the suspension of its effects and its nullification.

In accordance with the decision rendered on August 1, 2011 in re “LA CAPITAL CABLE S.A. v/ Ministry of Economy-SCI ”, the Federal Court of Appeals of the City of Mar del Plata ordered the SCI to suspend the application of Resolution No. 50/10 with respect to all cable television licensees represented by the Argentine Cable Television Association (“ATVC”, for its Spanish acronym). Upon being served on the SCI and the Ministry of Economy on September 12, 2011, such decision became fully effective. The National Government filed an appeal against the decision issued by the Federal Court of Appeals of Mar del Plata to have the case brought before the Supreme Court of Justice. Such appeal was dismissed. The National Government filed a direct appeal with the Supreme Court of Justice, which has also been dismissed.

Notwithstanding the foregoing, between March 2011 and October 2014, several resolutions based on Resolution No. 50/10 were published in the Official Gazette, which regulated the prices to be charged by Cablevisión to its customers for the basic cable television service. The Company filed appeals against these resolutions and their enforcement was suspended pursuant to the above-mentioned injunction.

Notwithstanding the foregoing, each Resolution had an effective term of between three and six months. The last one expired in October 2014.

In September 2014, the Supreme Court of Justice rendered a decision in re “Municipality of Berazategui v. Cablevisión” and ordered that the cases related to these resolutions continue under the jurisdiction of the Federal Court of Appeals of Mar del Plata that had issued the decision on the collective action in favor of ATVC. Currently, all the claims related to this matter are pending before the Federal Courts of Mar del Plata.

In April 2019, La Capital Cable S.A. was served notice of the decision rendered by Federal Court No. 2 of Mar del Plata, whereby said court declared the unconstitutionality of certain articles of the law on which the SCI grounded Resolution No. 50/10 as well as the subsequent resolutions. The declaration of unconstitutionality entails that these resolutions are not applicable to La Capital Cable and the companies represented by ATVC. However, the National Government filed an appeal against said resolution.

On December 26, 2019, the Federal Court of Mar del Plata rejected the grievances of the National Government and confirmed the decision rendered by the court of first instance which declared the unconstitutionality of the sections of the law based on which the SCI issued Resolution No. 50/10 and the subsequent resolutions. The National Government and ENACOM filed extraordinary appeals, which although they were granted during 2021, are still pending before the Supreme Court of Justice.

The Company, with the assistance of its legal advisors, is evaluating the potential impacts in light of those developments. Notwithstanding the foregoing, it believes that, considering the case law, it has strong grounds for the favorable resolution of this lawsuit.

i)     CNV Resolution No. 16,765

In March 2012, CNV issued Resolution No. 16,765 whereby it ordered the initiation of summary proceedings against Cablevisión, its directors and members of the Supervisory Committee for an alleged failure to comply with the duty to inform. The CNV considers that this deprived the investor community of its right to become fully aware of the Decision rendered by the Supreme Court of Justice in re “Application for judicial review brought by the National Government Ministry of Economy and Production of the case Multicanal S.A. and other v/CONADECO Decree No. 527/05” and other (this case has concluded to date), and also considers that Cablevisión had not disclosed certain issues related to the information required by the CNV in connection with its Class 1 and 2 Noteholders’ Extraordinary Meetings held on April 23, 2010.

In April 2012, Cablevisión filed a response petitioning that its defenses be sustained and all charges dismissed. The discovery stage has been closed and the company submitted the legal brief. The file was submitted to the Legal area.

The Company and its legal advisors believe that the company has strong arguments in its favor. Nevertheless, Cablevisión cannot assure that the outcome of said summary proceedings will be favorable.

j)    CNV Resolution No. 17,769

In August 2015, Cablevisión was served notice of Resolution No. 17,769 dated August 13, 2015 whereby the CNV ordered the initiation of summary proceedings against Cablevisión and its directors, members of the Supervisory Committee and the Head of Market Relations for an alleged delay in the submission of the required documentation regarding the registration with the IGJ of the appointment of the officers approved at the Ordinary General Shareholders’ Meeting of Cablevisión held on April 30, 2000 and the update of the registered office in the Financial Information Highway.

In January 2016, the preliminary hearing was held in accordance with the requirements of the CNV’s regulations.

The Company and its legal advisors believe that the company has strong arguments in its favor. Nevertheless, the Company cannot assure that the outcome of said summary proceedings will be favorable.

3.     Remote Contingencies

Telecom faces other legal, fiscal, and regulatory proceedings considered normal in the development of its activities. The Company’s Management and its legal advisors estimate that these will not generate an adverse impact on their financial position and the result of its operations, or its liquidity. In accordance with IAS 37 provisions, it has not set up a provision or disclosed additional information in a note in connection with the resolution of these matters.

4.     Active Contingencies

“AFA Plus Project” Claim

On July 20, 2012, the Company entered into an agreement with the Argentine Football Association (“AFA”), for the provision of services for a system called “Argentine Football System Administration” (“AFA Plus Project”) related to the secure access to first division football stadiums whereby Telecom Argentina would provide the infrastructure and systems to enable AFA to manage the aforementioned project.

Since 2012, and in compliance with its contractual obligations, the Company has made investments and incurred expenses.

For several specific reasons relating to the Project itself, the football environment and the country’s context, the AFA Plus system was not implemented by AFA, not even partially. Accordingly, Telecom Argentina has not been able to begin collecting the compensation from AFA for the services rendered and the work performed.

In September 2014, AFA notified the Company of its decision to terminate the agreement with Telecom Argentina, modifying the AFA Plus Project, and also informed that it will assume the payment of the investments and expenditures incurred by the Company. Accordingly, negotiations between the parties have started.

In February 2015, AFA made a proposal to compensate the investments and expenditures incurred by Telecom through advertising barter transactions exclusively related to the AFA Plus Project (or the one that replaces this Project in the future), in the amount of US$ 12.5 million. The proposal considered that if the advertising compensation was not realized in one year, AFA would pay to Telecom the agreed amount. The Company analyzed the quality of the assets offered by AFA in its offer of advertising spaces, and rejected the offer as insufficient. New negotiations were conducted in 2015 to improve the mentioned offer but a satisfactory agreement was not reached. Subsequently, negotiations were suspended due to internal affairs of AFA.

In October 2015, the Company formally demanded that AFA pay the amounts owed.

In June 2016, the Company initiated a mandatory pre-judicial mediation procedure. The first hearing, held on July 12, 2016, was attended by both parties. A second hearing was held on August 3, 2016, and a third and last hearing was held on August 23, 2016, resulting in no agreement between the parties.

In February 2018, the Company initiated a new mandatory pre-judicial mediation procedure which was finished without agreement. On December 19, 2018, the Company brought a claim against AFA for $ 353 plus interest and court costs.

At this time, the judge has ordered discovery proceedings.

The Company’s Management, with the assistance of its external advisor, believes that the company has solid legal arguments to support its claim and is evaluating the necessary actions to recover the investments made and expenses incurred.

We note that, to the sole effect of complying with effective accounting standards, the Company recorded a provision derived from the uncertainties related to the recoverable value of the assets related to the AFA Plus Project and in no way implies that Telecom has waived or limited its rights as a genuine creditor under the AFA Plus Project agreement.